Exhibit 99.2

Last Updated 5/3/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2013 and 2012

		3 Months Ended March
Line		2013	2012	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($Millions)

1	Arizona Public Service	$33	$4	$29
2	El Dorado		-	-
3	Parent Company	(1)	(4)	3

4	Income From Continuing Operations	32	-	32

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	-	(1)	1
6	Other	-	1	(1)
7	Total	-	-	-

8	Net Income	32	-	32

9	Less: Net Income (Loss) Attributable to Noncontrolling Interests	8	8	-

10	Net Income Attributable to Common Shareholders	$24	$(8)	$32

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$0.31	$0.03	$0.28
12	El Dorado	-	-	-
13	Parent Company	(0.01)	(0.03)	0.02

14	Income From Continuing Operations	0.30	-	0.30

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	-	(0.01)	0.01
16	Other	-	-	-
17	Total	-	(0.01)	0.01

18	Net Income	0.30	(0.01)	0.31

19	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.08	0.07	0.01

20	Net Income Attributable to Common Shareholders	$0.22	$(0.08)	$0.30

21	BOOK VALUE PER SHARE	$36.51	$34.24	$2.27

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,835	109,299	1,536
23	End of Period	109,946	109,372	574

See Glossary of Terms.	Page 1 of 4

Last Updated 5/3/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2013 and 2012

		3 Months Ended March
Line		2013	2012	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$307	$273	$34
25	Business	329	292	37
26	Total retail	636	565	71
	Wholesale revenue on delivered electricity
27	Traditional contracts	11	12	(1)
28	Off-system sales	23	20	3
29	Native load hedge liquidation	1	-	1
30	Transmission for others	7	6	1
31	Other miscellaneous services	8	17	(9)
32	Total electric operating revenue	686	620	66

	ELECTRIC SALES (GWH)

	Retail sales
33	Residential	2,730	2,553	177
34	Business	3,271	3,189	82
35	Total retail	6,001	5,742	259
	Wholesale electricity delivered
36	Traditional contracts	130	163	(33)
37	Off-system sales	816	866	(50)
38	Retail load hedge management	-	31	(31)
39	Total electric sales	6,947	6,802	145

See Glossary of Terms.	Page 2 of 4

Last Updated 5/3/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2013 and 2012

		3 Months Ended March
Line		2013	2012	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
40	Residential	1,021,817	1,007,582	14,235
41	Business	127,895	126,631	1,264
42	Total	1,149,712	1,134,213	15,499
43	Wholesale customers	53	47	6
44	Total customers	1,149,765	1,134,260	15,505

45	Customer growth (% over prior year)	1.4%	0.8%	0.6%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

46	Residential	2,580	2,563	17
47	Business	3,225	3,206	19
48	Total	5,805	5,769	36

	RETAIL USAGE (KWh/Average Customer)

49	Residential	2,672	2,534	138
50	Business	25,577	25,185	392

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

51	Residential	2,525	2,543	(18)
52	Business	25,214	25,322	(108)

	ELECTRICITY DEMAND (MW)

53	Native load peak demand	4,825	4,113	712

	WEATHER INDICATORS - RESIDENTIAL

	Actual
54	Cooling degree-days	-	-	-
55	Heating degree-days	613	417	196
56	Average humidity	-	-	-

	10-Year Averages
57	Cooling degree-days	-	-	-
58	Heating degree-days	496	496	-
59	Average humidity	-	-	-

See Glossary of Terms.	Page 3 of 4

Last Updated 5/3/2013

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended March 31, 2013 and 2012

		3 Months Ended March
Line		2013	2012	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
60	Nuclear	2,456	2,360	96
61	Coal	2,753	2,571	182
62	Gas, oil and other	1,250	1,244	6
63	Total generation production	6,459	6,175	284
	Purchased power
64	Firm load	692	1,169	(477)
65	Marketing and trading	113	71	42
66	Total purchased power	805	1,240	(435)
67	Total energy sources	7,264	7,415	(151)

	POWER PLANT PERFORMANCE

	Capacity Factors
68	Nuclear	99%	94%	5%
69	Coal	73%	67%	6%
70	Gas, oil and other	16%	17%	(1)%
71	System average	47%	45%	2%

	ECONOMIC INDICATORS

	Building Permits
72	Housing Permits - Metro Phoenix (a)	3,276	2,868	408

	Arizona Job Growth (b)
73	Payroll job growth (% over prior year)	1.8%	1.9%	(0.1)%
74	Unemployment rate (%, seasonally adjusted)	7.9%	8.5%	(0.6)%

Sources:
(a)	U.S. Census Bureau
(b)	Arizona Department of Economic Security

See Glossary of Terms.	Page 4 of 4